SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        November 19, 2015
                        Date of Report
              (Date of Earliest Event Reported)

               A2M REGENERATIVE TECHNOLOGIES, INC.
        (Exact Name of Registrant as Specified in its Charter)

              SOUTHERN RIDGE ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                    000-55480               47-4460112
(State or other    (Commission File Number)       (IRS Employer
jurisdiction                                Identification No.)
of incorporation)

                888 Prospect Street, Suite 200
                  La Jolla, California 92037
       (Address of principal executive offices) (zip code)

                        888-263-2955
(Registrant's telephone number, including area code

                    215 Apolena Avenue
              Newport Beach, California 92662
       (Former Address of Principal Executive Offices)

This report replaces the Current Report on Form 8-K filed
November 20, 2015 which contained errors in the name of the issuance of the common stock. All the other information remains unchanged.

ITEM 3.02 Unregistered Sales of Equity Securities

     On November 20, 2015 A2M Regenerative Technologies, Inc. (formerly Southern Ridge Acquisition Corporation) (the "Registrant" or the "Company") issued 8,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 94% of the total outstanding 8,500,000 shares of common stock as follows:

         4,000,000    Infinity Medical Supply Inc.
         4,000,000    AMCON Business Services Incorporated

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On November 19, 2015, the following events occurred which resulted in a change of control of the Registrant:

   1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

   2.   The then current officers and directors resigned.

   3.   New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on July 28, 2015 as amended and supplemented by the information contained in this report.

   The Registrant intends, through a business combination with a private company or through other methods, to develop and market the patented and FDA-cleared regenerative medical therapy in osteoarthritis, other degenerative joint diseases and inflammatory conditions. The technology is based on filtering out a unique protein from the patient's blood, enhancing it through a proprietary process and then re-injecting it in the patient. The Company will be the exclusive worldwide manufacturer, licensor and distributor of the therapy.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On November 19, 2015 the following events occurred:

        James M. Cassidy resigned as the Registrant's president, secretary and director.

        James McKillop resigned as the Registrant's vice president and director.

        Stefan Kasian, N.M.D.,PhD. was named director of the Registrant.

        Stefan Kasian, N.M.D. , PhD. was appointed Chief Executive Officer and Treasurer of the Registrant.

   Stefan Kasian, N.M.D., PhD. serves as the sole director and officer of the Registrant. Dr. Kasian has experience in business and finance combined with an expertise in teaching and research in medical technologies. Currently, Dr. Kasian serves as Adjunct Faculty and Medical Resident at Bastyr University Clinic, San Diego, California. Since 2014 he has worked at Senergy Medical Group, Dallas, Texas serving as a liaison to promote research and education involving an FDA-cleared Microcurrent Device, that treats chronic, intractable pain. Since 2005, Dr. Kasian has also served as an instructor and doctoral dissertation advisor at Akamai University, Hilo, Hawaii. Previously, he has held positions as researcher at Duke University Medical Center in psychoaccoustics and at J.P. Morgan & Company, New York in emerging technologies.
Dr. Kasian received a Doctor of Naturopathic Medicine degree from Southwest College of Naturopathic Medicine, Tempe, Arizona in 2015;
a PhD in Systems Psychology, Saybrook University, San Francisco,
California in 2006 and an undergraduate degree in Computer Science from Duke University, Durham, North Carolina.

                       SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                      A2M REGENERATIVE TECHNOLOGIES, INC.

                      /S/ Stefan Kasian, N.M.D., PhD.
                                Chief Executive Officer
Date: January 12, 2016